UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No. 1)



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): November 23, 2004

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                        0-26321                    98-0204105
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112
(Address of principal executive offices)                     (Zip Code)




        Registrant's telephone number, including area code (303) 483-0044


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On November 23, 2004, Gasco Energy, Inc. (the "Company") announced that the American (the "AMEX") Stock Exchange has approved the Company's application for the listing of its common stock, $0.0001 par value ("Common Stock"). The approval is contingent upon the Company being in compliance with all applicable listing standards on the date it begins trading on the AMEX. Shares of the Company's Common Stock will begin trading on the AMEX under the symbol "GSX" on December 6, 2004. The Common Stock will cease being quoted on the OTC Bulletin Board when its trading begins on the AMEX. In connection with the Common Stock being listed for trading on the AMEX, the Company filed a Form 8-A on December 2, 2004 with the Securities and Exchange Commission and the AMEX for the registration of its Common Stock under Section 12(b) of the Securities Exchange Act of 1934.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GASCO ENERGY, INC.



                                       By:  /s/ W. KING GRANT
                                            ------------------------
                                            W. King Grant
                                            Executive Vice President and
                                            Chief Vice President

December 2, 2004